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SCHEDULE 14A
RULE 14a - 101
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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Check the appropriate box:
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/ /	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
Micro Component Technology, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MICRO COMPONENT TECHNOLOGY, INC.
2340 West County Road C
St. Paul, Minnesota 55113

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To The Stockholders of MICRO COMPONENT TECHNOLOGY, INC.

    The annual meeting of the stockholders of Micro Component Technology, Inc. will be held at the Marquette Hotel, Minnesota River Room, 710 Marquette Avenue, Minneapolis, Minnesota, on June 21, 2001 at 3:30 p.m., for the purpose of considering and voting upon the following matters:

  1.
  To elect a board of seven directors for the following year. Management has nominated the following persons for election at the meeting: Roger E. Gower, Patrick Verderico, D. James Guzy, David M. Sugishita, Donald R. VanLuvanee, Donald J. Kramer, and Dr. Sheldon Buckler.

  2.
  Approval of Amendment to the Incentive Stock Option Plan to increase the number of shares reserved for issuance from 2,300,000 to 2,600,000 shares.

  3.
  Approval of Amendment to the Stock Option Plan for Outside Directors to increase the number of shares reserved for issuance from 300,000 to 450,000 shares.

  4.
  To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    The directors have fixed the close of business on April 23, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS
Roger E. Gower
President and CEO

St. Paul, Minnesota
May 7, 2001

PLEASE SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

MICRO COMPONENT TECHNOLOGY, INC.
2340 West County Road C
St. Paul, Minnesota 55113

PROXY STATEMENT
Annual Meeting of Stockholders
To be held June 21, 2001

GENERAL

    The enclosed Proxy is solicited by the Board of Directors of Micro Component Technology, Inc. (the "Company") in connection with the annual meeting of the stockholders of the Company to be held on Thursday, June 21, 2001 at 3:30 p.m. or any adjournment or adjournments thereof, for the purposes set forth in the accompanying notice of the annual meeting. Such solicitation is being made by mail and may also be made by directors, officers, and employees of the Company. Any Proxy given pursuant to such solicitation may be revoked by the stockholder by communication in writing to the Secretary of the Company at any time prior to exercise of the Proxy. Proxies may also be revoked by delivery of a later dated Proxy or by voting in person. Shares represented by Proxies will be voted as specified in such Proxies on any matter identified in the Proxies. Subject to rules of the Securities and Exchange Commission, shares will be voted in the discretion of the Proxy holders on any other matter that may properly come before the meeting. Proxies and stockholder votes at the meeting will be tabulated by officers of the Company.

    All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to beneficial owners of stock. It is anticipated that these proxy materials will be mailed to the stockholders on or about May 7, 2001.

OUTSTANDING SHARES AND VOTING RIGHTS

    Only stockholders of record at the close of business on April 23, 2001, will be entitled to vote at the annual meeting. On that date, 13,974,585 shares of Common Stock were outstanding. Stockholders are entitled to one vote for each share of Common Stock held by them. The Common Stock does not have cumulative voting rights.

PROPOSAL 1

ELECTION OF DIRECTORS

    Seven directors are to be elected at the meeting to hold office until the next annual meeting of stockholders following their election and until their respective successors are elected. It is the intention of the persons named in the accompanying form of Proxy to nominate and to vote such Proxy for the election of the persons named below. To be elected as a director, a nominee must receive the affirmative vote of a majority of the stockholders present at the meeting in person or by proxy. An abstention has the same effect as voting no.

    All of the nominees listed below are currently directors and have consented to be named in this Proxy Statement and to serve as directors if elected. If any such person should be unable to serve, or becomes unavailable for any reason, or if a vacancy should occur before the election (which events are not anticipated), the Proxy will be voted for such other person or persons as shall be determined by the persons named in the Proxy in accordance with their judgment. The names and ages of the intended nominees, their current positions with the Company, and the year each first became a director are as follows:

Name and Age	Position	Director Since
Roger E. Gower, 60	Chairman of the Board, President, Chief Executive Officer, Secretary and Director	1995
Patrick Verderico, 57	Director	1992
D. James Guzy, 65	Director	1993
David M. Sugishita, 53	Director	1994
Donald R. VanLuvanee, 56	Director	1995
Donald J. Kramer, 68	Director	1997
Dr. Sheldon Buckler, 69	Director	2000

Business Experience of Directors

    Roger Gower joined the Company as Chairman of the Board, President, Chief Executive Officer and Director in April, 1995. Prior to that time, Mr. Gower was employed by Datamedia Corporation of Nashua, New Hampshire, a network and PC security software development company, where he served as President and Chief Executive Officer from 1991. Prior to 1991 he was President and Chief Executive Officer of Intelledex, Inc., a Corvallis, Oregon-based manufacturer of robotic and automation systems for the semiconductor and disk drive manufacturing industries. Earlier in his career, Mr. Gower served as President of Qume, a $200 million printer manufacturer and wholly-owned subsidiary of ITT, and as a general manager with Texas Instruments. Mr. Gower holds a BS degree in Electrical Engineering.

    Patrick Verderico has been a director of MCT since December 1992. Since January 2001, he has been Chief Financial Officer at Ubicom, Inc. From July 1997 to November 2000, he was President and Chief Executive Officer of Integrated Packaging Assembly Corporation, a semiconductor packaging foundry. From May 1997 to July 1997, he was Executive Vice President and Chief Operating Officer of that corporation. From August 1996 through April 1997, he was an independent business consultant. From April 1996 through July 1996 he served as Chief Operating Officer and Executive Vice President of Maxtor Corporation. From January 1994 through March 1996, he was Vice President, Finance and Chief Financial Officer of Creative Technology, Ltd., a manufacturer and distributor of multimedia products. From October 1992 to January 1994, he was Vice President, Finance and Administration, and Chief Financial Officer of Cypress Semiconductor, Inc., a manufacturer of semiconductors. He is also a director of Integrated Packaging Assembly Corporation.

    D. James Guzy became a director of MCT in July 1993. He has been President of the Arbor Company, a Nevada limited partnership engaged in the electronics and computer industry, since 1969, and Chairman of SRC Computers, Inc., a supercomputer manufacturer, since 1997. Mr. Guzy is also a director of Intel Corporation, Cirrus Logic, Inc., Novellus Systems, Inc., PLX Technology Inc., Alliance Capital Management Technology Fund and the Davis Selected Group of Mutual Funds.

    David M. Sugishita became a director of the Company in August 1994. From October 2000 to March 2001, Mr. Sugushita was Executive Vice President and Chief Financial Officer of RightWorks Corporation. From July 1997 to February 2000 he was Senior Vice President and Chief Financial Officer of Synopsys, Inc., an electronic design automation company. From August 1995 through June 1997, he was Senior Vice President and Chief Financial Officer of Actel Corporation, a manufacturer of field programmable gate arrays devices.

    Donald R. VanLuvanee became a director of MCT in November 1995. He has been President and Chief Executive Officer of Electro Scientific Industries, Inc., a company that designs and manufactures sophisticated manufacturing equipment for the worldwide electronics industry, since July 1992. From 1991 to July 1992, he was President and Chief Executive Officer of Mechanical Technology Incorporated, a supplier of contract research and development services and a manufacturer of technologically advanced equipment. He is also a director of Electro Scientific Industries, Inc. and FEI Company.

    Donald J. Kramer was appointed to the board in February 1997. He was also a director of MCT from 1986 to 1990, and from 1991 through 1995. He is currently a private investor. Until 1996, and for more than five years, he was a principal of TA Associates, a private equity capital firm located in Boston, Massachusetts.

    Dr. Sheldon Buckler has been a director of MCT since March 2000. He served as Vice Chairman of Polaroid Corporation from 1990 until 1994. From 1995 to 1999, he served as Chairman of Commonwealth Energy Systems, an energy utility. He currently serves as the Chairman of Lord Corp. Dr. Buckler served as a director of Aseco Corporation from 1995 until it was acquired by MCT in January 2000. He is also a director of each of Nashua Corporation, Nstar Corporation and Parlex Corporation.

    Directors serve until the next annual meeting of the stockholders at which their successors are elected, or until their prior resignation, removal or incapacity.

Meetings and Committees of the Board of Directors

    During calendar year 2000, the Company's Board of Directors met five times. Each director attended at least 75 percent of the aggregate of all meetings of the Board of Directors and committees of the Board on which he served. Standing committees of the Board of Directors include the Audit Committee and the Compensation Committee.

    The Audit Committee recommends the selection of the Company's independent accountants, approves the services performed by such accountants, and reviews and evaluates the Company's financial and reporting systems and the adequacy of internal controls for compliance with corporate guidelines. Members of the Audit Committee, which consists of four outside directors, are D. James Guzy, Donald J. Kramer, Donald R. VanLuvanee and Patrick Verderico, each of whom is independent (as defined in Rule 4200 (a) (15) of the National Association of Securities Dealers listing standards). The Audit Committee met five times in 2000.

    The Compensation Committee reviews and recommends to the Board compensation arrangements for all executive officers of the Company. In addition, the Compensation Committee is responsible for administration of the Company's Incentive Stock Option Plan, Employee Stock Purchase Plan, and its cash bonus plans. Members of the Compensation Committee, which consists of four outside directors, are D. James Guzy, Donald J. Kramer, Donald R. VanLuvanee and Patrick Verderico. The Compensation Committee met five times in 2000.

    The Company does not have a standing Nominating Committee or any other Committee performing similar functions. Such matters are considered at meetings of the full Board of Directors.

Compensation of Directors

    Directors are paid out-of-pocket expenses plus $1,500 for each Board meeting which they attend, and $250 for each telephonic Board meeting. In addition, each person who becomes an outside director of the Company is automatically granted an option to purchase 10,000 shares of Common Stock under the Stock Option Plan for Outside Directors. Each outside director is also automatically granted an option to purchase 10,000 shares of Common Stock upon each re-election as a director, or on the anniversary of the prior year's grant in any year in which there is no meeting of the shareholders at which directors are elected. The option price for each option granted under the Plan is the fair market value of the Common Stock on the date the option is granted. All options granted under the Plan become exercisable in 50 percent increments on the first and second anniversaries of the date of grant. The options must be exercised within ten years after the date of grant or, if earlier, within 12 months after the director ceases being a director. However, a director who voluntarily declines to stand for re-election after the age of 60 shall not be required to exercise his or her options within one year, and shall continue to vest in his or her options after ceasing to be a director. Directors who are employees of the Company receive no compensation for their services as directors.

EXECUTIVE OFFICERS

    The names and ages of the executive officers, their current positions with the Company, and their years of appointment are as follows:

Name and Age	Position	Officer Since
Roger E. Gower, 60	Chairman of the Board, President, Chief Executive Officer, Secretary and Director	1995
Jeffrey S. Mathiesen, 40	Vice President and Chief Financial Officer	1996
Dennis Nelson, 54	Executive Vice President of Sales and Marketing	1996
Lawrence J. Brezinski, 49	Vice President of Engineering	1998

    The business experience of Mr. Gower is described in the previous section.

    Jeffrey S. Mathiesen joined MCT as Vice President and Chief Financial Officer in September 1996. Prior to that time, he was employed by Recovery Engineering, Inc., a manufacturer and marketer of proprietary water purifiers and filters, from 1991 to 1996 where he was Vice President and Chief Financial Officer and previously Controller. Previously, he was Corporate Controller at Osmonics, Inc., a manufacturer of water filtration and purification systems. Mr. Mathiesen is a Certified Public Accountant.

    Dennis L. Nelson joined MCT as Executive Vice President of Sales and Marketing in June 1996. Prior to that time, Mr. Nelson was employed by Credence Systems Corporation, a manufacturer of test systems for the semiconductor industry, for seven years as Vice President of Sales. Prior to 1989, he worked for over thirteen years for Teradyne, Inc., also a manufacturer of test systems for the semiconductor industry, working in engineering and several different sales and sales management positions. Mr. Nelson holds a degree in Electrical Engineering.

    Lawrence J. Brezinski joined MCT as Vice President of Engineering in August 1998. Prior to that time, he was employed for four years by General Dynamics Information Systems, a developer of information system solutions for the defense industry, where he was the Manager of Systems Engineering. Prior to 1994, Mr. Brezinski worked for twenty-one years for both defense and commercial companies including McDonnell Douglas Corporation, Control Data Corporation, Robertshaw Controls Corporation, and Martin Marietta Corporation in engineering and program management positions. He holds a degree in Electrical Engineering and a master's degree in Business Administration.

    Executive officers serve indefinite terms which expire when their successors are appointed, or until their prior resignation, removal or incapacity.

EXECUTIVE COMPENSATION

    Summary Compensation.  The following table contains summary information concerning the annual compensation paid by the Company for the year ended December 31, 2000, the six-month transition period ended December 31, 1999 and the fiscal years ended June 1999 and 1998 to (a) our Chief Executive Officer, and (b) each of the other executive officers who were serving as executive officers at December 31, 2000 and whose annual salary and bonus for the year ended December 31, 2000 exceeded $100,000:

		Annual Compensation				Number of Shares Underlying Options Granted
Name & Principal Position	Year	Salary and Commission	Bonus	Other Annual Compensation			All Other Compensation(1)
Roger E. Gower, Chairman, President, CEO & Secretary	2000 Transition FY 1999 FY 1998	$272,596 126,250 252,500 252,500	$0 0 0 0	$10,200 5,525 12,275 45,773	(2) (2) (2) (3)	100,000 0 100,000 100,000	$3,625 0 1,237 1,020
Dennis L. Nelson, Executive Vice President of Sales and Marketing	2000 Transition FY 1999 FY 1998	244,428 104,164 197,297 204,332	0 0 0 0	0 0 0 0		0 0 110,000 0	7,333 1,278 2,281 1,681
Jeffrey S. Mathiesen, Vice President and Chief Financial Officer	2000 Transition FY 1999 FY 1998	148,269 65,000 113,077 106,923	10,000 0 0 0	0 0 0 0		50,000 0 50,000 0	4,746 893 1,590 1,137
Lawrence J. Brezinski, Vice President of Engineering(4)	2000 Transition FY 1999	141,923 59,438 95,192	0 0 0	0 0 0		50,000 0 125,000	4,258 949 0

(1)
Includes vested retirement plan contributions made by MCT.

(2)
Includes automobile related costs.

(3)
Includes costs for local residence, automobile allowance and travel to Boston.

(4)
Mr. Brezinski joined MCT in July 1998.

    Stock Option Grants.  The following table contains information concerning the grant of stock options during the calendar year 2000 to the executive officers named in the Summary Compensation Table:

		Percent of Total Options Granted to Employees			Potential Realizable Value at Assumed Rate of Stock Price Appreciation for Option Term
	Number of Shares Underlying Options Granted
			Exercise Price	Expiration Date
Name					5%	10%
Roger E. Grower	100,000	14.4%	$6.06	4/26/10	$381,000	$966,000
Dennis L. Nelson	—		—	—	—	—
Jeffery S. Mathiesen	50,000	7.2%	$6.06	4/26/10	$191,000	$483,000
Lawrence A. Brezinski	50,000	7.2%	$6.06	4/26/10	$191,000	$483,000

    Aggregated Option Exercises and Year-End Option Values.  The following table contains information concerning the aggregated option exercises for the year ended December 31, 2000 and the year-end option values for the executive officers named in the Summary Compensation Table:

Name	Shares Acquired on Exercise	Value Realized	Number of Shares Underlying Unexercised Options at Year-End Exercisable/Unexercisable	Value of In-the-Money Unexercised Options at Year-End Exercisable/Unexercisable
Roger E. Gower	0	$0	400,000/200,000	$410,850/$148,350
Dennis L. Nelson	0	$0	145,000/55,000	$97,625/$97,625
Jeffrey S. Mathiesen	12,000	$90,720	78,009/75,000	$76,027/$41,375
Larry Brezinski	0	$0	62,500/112,500	$111,688/$111,688

Agreements with Officers

    Effective March 28, 1995, the Company entered into an Employment Agreement with Mr. Gower. The current agreement may be terminated by either party with 60 days prior written notice. The agreement will also terminate upon the death, disability or breach of the agreement by Mr. Gower. In the event Mr. Gower's employment is terminated by the Company with 60 days prior written notice, the Company will continue to pay Mr. Gower his then current base salary for 12 months thereafter.

    Mr. Nelson has an Employment Agreement with the Company which provides that in the event of a change in control of the Company which results in a change in his position as Executive Vice President, or a substantial diminution in his responsibilities, he may elect to terminate the agreement and receive his then-current base salary and insurance benefits for 12 months thereafter. The same benefits are payable if the Company elects to terminate Mr. Nelson's employment while a change in control is being negotiated.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Overview and Philosophy

    The Compensation Committee of the Board of Directors (the "Committee") operates pursuant to a Charter adopted by the Board of Directors on July 9, 1997. The Charter includes a mission statement which states that the Committee's mission is to ensure that the Company's executive officers are compensated consistent with the following philosophy and objectives: (1) to support the Company's overall business strategy and objectives; (2) to attract, retain and motivate the best executives in the Company's industry; (3) to promote the Company's pay-for-performance philosophy; and (4) to ensure that the Company's compensation programs and practices are of the highest quality and designed with full consideration of all accounting, tax, securities law, and other regulatory requirements.

    Pursuant to the Charter, the Committee is appointed by the Board and is comprised of two or more outside directors. The main duties of the Committee, as described in the Charter, are as follows: (1) review and approve annual base salary and incentive compensation levels, employment agreements, and benefits of the chief executive officer and other key executives; (2) review and assess performance target goals established for bonus plans and determine if goals were achieved at the end of the plan year; (3) act as the administrative committee for the Incentive Stock Option Plan, the Employee Stock Purchase Plan, and any other incentive or purchase plans established by the Company; (4) consider and approve grants of incentive stock options, nonqualified stock options, restricted stock or any combination to any employee; and (5) prepare the Report of the Compensation Committee for inclusion in the Annual Proxy Statement.

    It is the intention of the Committee to utilize a pay-for-performance compensation strategy that is directly related to achievement of the above objectives. The primary elements of the executive compensation program are base salary, annual incentives, and long-term incentives.

Base Salary

    Base salaries of the Company's executive officers are intended to be competitive with the median base salaries paid by other corporations similar to the Company and to serve as a platform for performance-based (incentive) pay. Base salaries are determined for executive positions using compensation surveys, taking into account variables such as geography, job comparability, size of the company and nature of the business. In addition to base salary, executive officers are eligible to participate in the Company's employee benefit plans on the same terms as other employees.

Annual Incentives

    The Committee adopts a bonus plan for its executive officers each year. Bonus payments are contingent on the performance of the Company. No bonuses were paid under the plans for the year ended December 31, 2000, the six-month transition period ended December 31, 1999 or the fiscal years 1999 and 1998. The Committee awarded Mr. Mathiesen a $10,000 discretionary bonus in connection with the Company's public stock offering dated August 16, 2000.

Long-term Incentives

    The Incentive Stock Option Plan is the basis of the Company's long-term incentive plan for executive officers and other key employees. The objective of the plan is to align executives' long-term interests with those of the stockholders by creating a direct incentive for executives to increase stockholder value. The stock option grants allow executives to purchase shares of Company stock at a price equal to the fair market value of the stock on the date of grant over a term of ten years. The options generally vest and become exercisable over a period of two to four years following the date of grant. The award of option grants is consistent with the Company's objective to include in total compensation a long-term equity interest for executive officers, with greater opportunity for reward if long-term performance is sustained.

    The Company also maintains the Employee Stock Purchase Plan, pursuant to which eligible employees can contribute between two and ten percent of their base pay to purchase up to 1,000 shares of Common Stock per year. The shares are issued by the Company at a price per share equal to 85 percent of market value on the first day of the offering period or the last day of the plan year, whichever is lower.

Chief Executive Officer Compensation

    The Committee determines compensation for the Chief Executive Officer on an annual basis. Mr. Gower's current base salary was established by the Compensation Committee, and became effective in April, 2000. The Committee believes that this base salary is consistent and competitive with salaries paid to Chief Executive Officers of semiconductor manufacturing companies similar in size to the Company. Mr. Gower received no bonus for the calendar year 2000, the six-month transition period ended December 3, 1999 or fiscal years 1999 and 1998.

    Mr. Gower was granted an option to purchase 100,000 shares of common stock, at $6.06 per share, under the Company's Incentive Stock Option Plan during calendar year 2000. The grant of stock options to the Chief Executive Officer is consistent with the Committee's objective of aligning his long-term interests with those of the Company's stockholders by creating a direct incentive for him to increase shareholder value.

Conclusion

    The Committee believes that the executive compensation plan discussed in this Proxy Statement is consistent with the overall corporate strategy for continued growth in earnings and stockholder value.

D. James Guzy
Donald J. Kramer
Donald R. VanLuvanee
Patrick Verderico

AUDIT COMMITTEE REPORT

    The Audit Committee has reviewed and discussed the Company's audited financial statements for the year ended December 31, 2000 with management. The Audit Committee has discussed with the Company's independent accountants the matters required to be discussed by SAS 61 (Codification of Statements of Auditing Standards, AU (S) 380). The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, and has discussed with the independent accountants the independent accountants' independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. Attached as an appendix is a copy of the Audit Committee Charter that has been adopted by the Company's Board of Directors.

D. James Guzy
Donald J. Kramer
Donald R. VanLuvanee
Patrick Verderico

STOCK PERFORMANCE GRAPH

    The following graph compares the cumulative total stockholder return on the Company's Common Stock for the five fiscal years beginning June 30, 1996 and ending December 31, 2000 (including the transition period from June 28, 1999 to December 31, 1999), with the cumulative total return on the NASDAQ Stock Market-U.S. Index and the JPMorgan Semiconductor Sector Index over the same period (assuming the investment of $100 in the Company's Stock, the NASDAQ Stock Market-U.S. Index and the JPMorgan Semiconductor Sector Index on June 30, 1996 and the reinvestment of all dividends).

Period Ended	June 30, 1996	June 28, 1997	June 27, 1998	June 27, 1999	Dec. 31, 1999	Dec. 31, 2000
Micro Component Technology, Inc.	100	101.72	29.31	58.62	137.93	79.31
NASDAQ Stock Market-U.S. Index	100	121.19	157.86	218.33	348.84	209.89
JPMorgan Semiconductor Sector Index	100	181.87	150.87	293.59	528.60	440.96

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

    The following table sets forth certain information regarding the ownership of the Common Stock as of March 1, 2001 (i) by each person known to the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) by each of the Company's executive officers named in the Summary Compensation table, (iii) by each of the Company's directors, and (iv) by all of the executive officers and directors as a group:

	Shares Beneficially Owned
Name and Address of Beneficial Owners	Number	Percent
FIVE PERCENT STOCKHOLDERS
Kern Capital Management, LLC(1) 114 West 47th Street, Suite 1926 New York, NY 10036	1,360,600	9.8%
Kopp Investment Advisors, Inc.(1) 6600 France Avenue South Edina, MN 55435	1,071,700	7.7%
Perkins Capital Management, Inc.(2) 730 East Lake Wayzata, MN 55391-1789	960,309	6.9%
DIRECTORS AND EXECUTIVE OFFICERS
Roger E. Gower(3)	465,000	3.2%
Dennis L. Nelson(3)	145,000	1.3%
Jeffrey S. Mathiesen(3)(4)	105,500	*
Larry J. Brezinski(3)	75,000	*
D. James Guzy(3)(5)	107,472	*
Donald J. Kramer(3)	35,000	*
David M. Sugishita(3)	35,000	*
Donald R. VanLuvanee(3)	55,000	*
Patrick Verderico(3)	10,000	*
Sebastian J. Sicari(3)	5,000	*
Dr. Sheldon Buckler(3)	7,500	*
All directors and executive officers as a group (eleven in number)(3)	1,045,472	7.0%

*
Denotes less than 1% of shares outstanding.

(1)
Kern Capital Management, LLC and Kopp Investment Advisors, Inc. are registered investment advisors.

(2)
Perkins Capital Management, Inc. is a registered investment advisor. Includes shares held for clients and shares held by Perkins Opportunity Fund.

(3)
Includes shares deemed beneficially owned by virtue of the right to acquire them within 60 days pursuant to exercise of MCT's stock options as follows: Mr. Gower—450,000; Mr. Nelson—145,000; Mr. Mathiesen—90,509; Mr. Brezinski—75,000; Mr. Guzy—55,000; Mr. Kramer—35,000; Mr. Sugishita—35,000; Mr. VanLuvanee—55,000; Mr. Verderico—10,000; Mr. Sicari—5,000; Mr. Buckler—5,000 and all directors and executive officers as a group—1,005,509.

(4)
Includes 600 shares owned by Mr. Mathiesen's minor children.

(5)
Includes 41,978 shares owned by Arbor Company, of which Mr. Guzy is a general partner.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires directors, officers and ten-percent stockholders to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, and written representations from such persons, the Company believes that all Section 16(a) filing requirements applicable to its directors, officers and ten-percent stockholders were complied with for the year ended December 31, 2000.

INDEPENDENT ACCOUNTANTS

    On the recommendation of the Company's management, the Board of Directors has selected Deloitte & Touche LLP as independent accountants to audit the accounts and records of the Company for the year ended December 31, 2001, and to perform other appropriate services for the current year. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

Audit Fees

    The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2000 and the reviews of the financial statements included in the Company's Forms 10-Q for such year were $160,500.

Financial Information Systems Design and Implementation Fees

    There were no fees billed by Deloitte & Touche LLP for professional services described in Paragraph (c) (4) (ii) of Rule 2-01 of Regulation S-X for the year ended December 31, 2000.

All Other Fees

    The aggregate fees billed by Deloitte & Touche LLP for professional services rendered other than as stated under the caption Audit Fees and Financial Information System Design and Implementation Fees above were $144,000. The Audit Committee considers the provisions of these services to be compatible with maintaining the independence of Deloitte & Touche LLP.

PROPOSAL 2

APPROVAL OF AMENDMENT TO INCENTIVE STOCK OPTION PLAN

    The stockholders will be requested at the meeting to approve an amendment to the Incentive Stock Option Plan which was adopted by the Board of Directors on April 10, 2001, to increase the number of shares reserved for issuance under the Plan from 2,300,000 shares to 2,600,000 shares.

    The Plan was adopted on April 28, 1993 by the Board of Directors for the purpose of attracting, retaining and motivating key employees of the Company and to encourage them to own stock. A total of 500,000 shares of Common Stock were originally reserved for issuance under the Plan. That number was increased in 1995 first to 1,000,000 shares and then to 1,250,000 shares. In January 2000, the number of shares was increased to 2,300,000 pursuant to the Aseco merger. Both tax-qualified and nonqualified options may be granted under the Plan. The maximum number of shares for which any employee may be granted options under the Plan in any calendar year is 300,000 shares. In addition, the aggregate fair market value of the shares with respect to which tax-qualified stock options held by an employee may first become exercisable in any calendar year may not exceed $100,000. The Plan is administered by the Compensation Committee of the Board of Directors whose members are ineligible to receive options under the Plan. The Board has the authority to amend the Plan.

    The exercise price for options granted under the Plan cannot be less than the fair market value of the Common Stock on the date the options are granted. The purchase price for stock purchased upon the exercise of the options can be paid in cash, by certified or cashier's check, or in the form of shares of the Company's Common Stock with a fair market value equal to the full exercise price.

    Options generally are not exercisable until one year after the date of grant and then become exercisable to the extent of 25 percent of the underlying shares on each of the first four anniversaries of the date of grant. All options expire ten years from the date of grant. Prior to an amendment to the Plan on April 29, 1999, the maximum option term was five years.

    Officers and other key employees of the Company are eligible to receive awards under the plan at the discretion of the Compensation Committee. As of March 31, 2001 there were 1,624,884 options outstanding, which were held by 93 employees. Approximately 100 employees are potentially eligible to receive stock options under the plan.

    An employee generally will receive no taxable income, and the Company will not be entitled to any related income tax deduction, at the time an option is granted under the Plan. There is also generally no tax due on the exercise of a tax-qualified stock option. If certain statutory employment and holding period conditions are satisfied before the employee sells shares acquired pursuant to the exercise of such an option, the employee will realize a capital gain or loss on such sale. The Company will not be entitled to an income tax deduction with respect to a sale of the shares by an employee after the expiration of the statutory holding periods.

    Upon the exercise of a nonqualified stock option, the employee will be taxed at ordinary rates on the difference between the exercise price and the fair market value of the shares on the date of exercise. The Company will be entitled to an income tax deduction at the same time and in the same amount as the employee is deemed to have realized compensation income. Generally, any gain realized on the sale will constitute capital gain or loss.

    Substantially all of the 2,300,0000 shares currently reserved for issuance under the Plan have either been issued pursuant to the exercise of stock options granted under the Plan, or are the subject of stock options currently outstanding. The amendment to the Plan adopted by the directors provides for an increase in the number of shares reserved for issuance from 2,300,000 shares to 2,600,000 shares. The directors believe that this increase is necessary so that the Company can continue to grant stock options to attract, retain, and motivate key employees, which will benefit the Company and the shareholders.

    The directors recommend approval of the amendments to the Plan by the stockholders. In order to be approved, the amendments to the Plan must receive the affirmative vote of a majority of the shares of Common Stock present and voting at the meeting.

PROPOSAL 3

APPROVAL OF AMENDMENT TO STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

    The stockholders will be requested at the meeting to approve an amendment to the Stock Option Plan for Outside Directors which was adopted by the Board of Directors on April 10, 2001, to increase the number of shares reserved for issuance under the Plan from 300,000 shares to 450,000 shares.

    The Plan was adopted by the Board on February 15, 1996, for the purpose of attracting and retaining qualified outside (non-employee) directors, and to motivate such directors, through an increased personal interest in the Company, to exert their best efforts on behalf of the Company, and thus to advance the interests of the Company and its shareholders. A total of 300,000 shares were originally reserved for issuance under the Plan. Each person who becomes an outside director of the Company shall automatically be granted an option to purchase 10,000 shares of Common Stock immediately upon first being appointed or elected as a director of the Company. Each outside director shall also automatically be granted an option to purchase 10,000 shares of Common Stock immediately upon each re-election as a director, or on the anniversary of the prior year's grant in any year in which there is no meeting of the shareholders at which directors are elected. In no event shall a director receive more than one grant in any fiscal year. Only non-qualified options are issued under the Plan. The Plan is administered by the Board of Directors which has the authority to amend the Plan.

    The option price per share of Common Stock, to be determined from time to time by the Board, shall be not less than the fair market value of such stock on the date an option to purchase the same is granted. The fair market value of the Common Stock as of any date shall be equal to the closing sale price of the Common Stock on the most recent trading date as reported by the NASDAQ Small Cap Market or National Market System, or any other market, system or exchange on which a majority of the trades in the Common Stock occur.

    All options granted under the Plan become exercisable in 50 percent increments on the first and second anniversaries of the date of grant. The options must be exercised within ten years after the date of grant or, if earlier, within 12 months after the director ceases being a director. However, a director who voluntarily declines to stand for re-election after the age of 60 shall not be required to exercise his or her options within one year, and shall continue to vest in his or her options after ceasing to be a director. As of April 10, 2001, there were 235,000 options outstanding under the Plan. Upon the exercise of a nonqualified stock option, the director will be taxed at ordinary rates on the difference between the exercise price and the fair market value of the shares on the date of exercise. The Company will be entitled to an income tax deduction at the same time and in the same amount as the director is deemed to have realized ordinary income. Generally, any gain realized on the sale of the shares will constitute capital gain or loss.

    The directors recommend approval of the amendment to the Plan by the stockholders. In order to be approved, the amendment to the Plan must receive the affirmative vote of a majority of the shares of Common Stock present and voting at the meeting.

OTHER BUSINESS

    The Company knows of no business that will be presented for consideration at the Annual Meeting other than that described in this Proxy Statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by the Board of Directors will be voted in accordance with the judgment of the person or persons voting the proxies, subject to rules of the Securities and Exchange Commission.

PROPOSALS OF STOCKHOLDERS

    Proposals of stockholders of the Company intended to be presented at the Company's next annual meeting of stockholders must be sent to the Secretary of the Company at the above address. It is now anticipated that the next annual meeting will be held on June 20, 2002. In order for any stockholder proposals to be considered for inclusion in the Company's Proxy Statement and Proxy Card relating to that meeting, the proposal must be submitted by January 7, 2002. If the proposal is submitted after that date but before March 23, 2002, it will not be included in the Company's Proxy Card but may be referred to in the Proxy Statement in accordance with rules of the Securities and Exchange Commission. If the proposal is submitted after March 23, 2002, it will be considered untimely and not included in any of the Company's proxy materials.

MICRO COMPONENT TECHNOLOGY, INC.

AUDIT COMMITTEE CHARTER

I.  THE PURPOSE OF THE AUDIT COMMITTEE

    The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to assure compliance with accounting standards, applicable laws and regulations. The Company's independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

    The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Committee certify that the independent auditor is "independent" under applicable rules. The Committee serves a board-level oversight role where it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with the auditors and the experience of the Committee's member in business, financial and accounting matters.

II.  APPOINTMENT

    There shall be an Audit Committee comprised of at least three members, all of whom shall be independent and able to read and understand financial statements, and one of whom shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a Chief Executive Officer, Chief Financial Officer, or other senior officer with financial oversight responsibilities. An independent director is a director who is not an officer or employee of the Company or its subsidiaries and who does not have a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. The following persons shall not be considered independent:

    (A) a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

    (B) a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

    (C) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer;

    (D) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business or organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

    (E) a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

    The members of said Committee shall be appointed by the Board of Directors annually and shall continue to act until their successors are elected, but shall be subject to removal at any time by the majority of the entire Board. Any such vacancy shall be filled by the Board.

III. POWERS

    The Audit Committee shall: (a) assist the Board of Directors in discharging its statutory and fiduciary responsibilities with regard to audits of the books and records of the Company and the monitoring of its accounting and financial reporting practices; (b) carry on appropriate oversight to determine that the Company and its subsidiaries have adequate administrative and internal accounting controls and that they are operating in accordance with prescribed procedures and codes of conduct; and (c) independently review the Company's financial information that is distributed to shareholders and the general public.

IV. MEETINGS

    The Audit Committee shall meet at least twice a year in accordance with the attached agenda and at such other times as determined by the Chairman of the Committee. Two (2) members of the Committee shall constitute as a quorum for the transaction of business.

V.  DUTIES AND RESPONSIBILITIES

A.
Annually

1.
Recommend to the Board of Directors the appointment and, when necessary, removal of the independent accountants; such recommendations shall reflect evaluation of:
a.
Independence, professional capability and fees.

b.
Accessibility to the full Board.

c.
Accountability and loyalty to the Committee and to the full Board of Directors, as the shareholders' representatives.
2.
Request from the auditor a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and take, or recommending that the full board take, appropriate action to oversee the independence of the auditor.

3.
Discuss with the auditor the matters required to be discussed by Statement of Auditing Standards No. 61 relating to responsibilities, policies, etc.

4.
Review and approve the auditors' annual audit plan and audit scope including a description of key functions and/or locations to be audited, a general description of each of the non-audit services provided or to be provided, and an estimate of audit and non-audit fees and costs for the year and actual versus estimated for the preceding year. Ascertain that resources are reasonably allocated as to risk and exposure. Determine that the plan calls for review and testing of internal controls, and includes procedures to follow up on prior year's recommendations and to evaluate management's response to such recommendations.

5.
Appraise the efficiency and effectiveness of the audit efforts and of financial accounting and reporting systems through scheduled meetings with the auditors. Determine that management places no restrictions on the scope of audits or examinations. Management representatives shall be excused during these discussions as appropriate.

6.
Determine that the audits of the Company and its affiliates are in compliance with statutory requirements and managerial policy by reviewing (a) the scope of the auditors' annual audit plans; and (b) appropriate summaries of the results of audits prepared by the auditors.

  7.
  Determine that adequate systems and audit coverage are in place for making inquiry of officers and employees of the Company and its subsidiaries about compliance with the Code of Ethics of the Company.

  8.
  Review the annual financial statements and Annual Report on Form 10-K with the auditors, including the following:
  a.
  Affirm that management and the independent accountants are satisfied with the disclosures and the form and content of such financial statements. Management and the independent accountants should provide to the Audit Committee qualitative judgements about the appropriateness, not just acceptability of accounting principles and financial disclosure practices used including degree of aggressiveness or conservatism of accounting principles used.

  b.
  Annually review the current value of all significant intangible assets.

  c.
  Present to the Board its review and recommendation of the Form 10-K.
  9.
  Review with management and the auditors, their assessments of the adequacy of internal controls and the resolution of any identified material weaknesses and reportable conditions.

  10.
  Review with management and the auditors, their assessments of compliance with laws and regulations regarding loans to insiders and dividend restrictions.

  11.
  Annually review the process governing the preparation of quarterly financial statements and related disclosures.

  12.
  Review reports from management detailing the engagement of non-principal auditors including consultations, if any, with other auditors regarding significant accounting issues.

  13.
  Develop and review reports on the status of disaster recovery planning for the Company.

  14.
  Ensure that appropriate follow-up takes place on open issues (e.g. audit, regulatory).

  15.
  Review and reassess the adequacy of the Charter and recommend any changes to the Board.

  16.
  Prepare the report to be included in the proxy statement beginning in 2001.

B.
Periodically

1.
The Chairman of the Audit Committee is to be contacted directly by the audit partner of the independent auditor (1) to review items of a sensitive nature that can impact the accuracy of financial reporting or (2) to discuss significant issues relative to the overall Board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed.

2.
Review any changes in accounting policies or principles which are expected to be disclosed in the financial statements. Ascertain the reasons for the change and inquire if the accounting change will be mentioned in the independent accountant's report. Discussion should include auditor and management qualitative judgments about the appropriateness, not just acceptability, of the proposed change and degree of aggressiveness or conservatism underlying the proposed change.

3.
Review internal accounting controls and compliance with applicable laws and regulations through a review of reports and management letters issued by the auditors in respect thereof. Determine that management's responses and proposed actions are appropriate; determine whether such actions have been or are being implemented by reviewing audit reports.

4.
Review reports from counsel regarding significant litigation as reflected in the financial statements.

  5.
  Review a report prepared by the Chief Financial Officer of the expense reimbursement requests of the Chief Executive Officer on a periodic basis, but at least annually and discuss, as necessary, with the Company's independent auditors.

C.
Quarterly

1.
The Chair shall meet in person or telephonically with the Company's independent auditors prior to release of the Company's quarterly financial results. The independent auditors will inform the Chair of any work remaining to be done before the Form 10-Q is ready to be filed.

VI. REPORTING

    The Audit Committee will prepare and, through its Chairman, submit periodic reports of the Committee's work and findings to the Board of Directors. Said report will contain recommendations for appropriate Board actions. The Committee will annually present to the Board a review and recommendations concerning the annual report and Form 10-K and selection of independent accountants.

VII. MANAGEMENT SUPPORT

    To assist the Audit Committee in fulfilling its duties, management will provide the Committee with information and reports as needed and requested. The Committee shall have access to the Corporation's general counsel, and the ability to retain outside legal counsel or other experts at its discretion if it deems such action to be necessary.

Approved by:
The Board of Directors Micro Component Technology, Inc.
April 16, 1997
Amended November 12, 1999
Amended January 28, 2000
Amended June 28, 2000
Amended April 10, 2001

MICRO COMPONENT TECHNOLOGY, INC.

CORE AGENDA FOR AUDIT COMMITTEE

Annual Tasks

1.
Review proposed engagement letter and description of relationships and recommend appointment of independent accountants.

2.
Review and approve total audit costs for Micro Component Technology, Inc.

3.
Appraise internal/external audit efficiency and effectiveness.

4.
Review compliance with Company Code of Ethics.

5.
Review results of audit of officers' expenses.

6.
Review annual financial statements and annual report on Form 10-K.

7.
Review corporate charitable gifts.

8.
Review with management and the auditors their assessment of the adequacy of internal controls.

9.
Review with management and the auditors their assessment of compliance with certain laws and regulations.

10.
Review of significant litigation.

11.
Review significant accounting changes.

12.
Review reports on significant losses.

MICRO COMPONENT TECHNOLOGY, INC.

INCENTIVE STOCK OPTION PLAN

(as amended through April 10, 2001)

ARTICLE I.

PURPOSE

    The purpose of this Plan is to provide a means whereby Micro Component Technology, Inc. (the "Company") may be able, by granting options to purchase stock in the Company, to attract and retain persons of ability as key employees of the Company or of any parent or subsidiary corporation of the Company (the "Related Corporations"), and to motivate such employees through an increased personal interest in the Company and the Related Corporations to exert their best efforts on behalf of the Company and the Related Corporation, and thus to advance the interest of such corporations and benefit their stockholders. Both options which qualify for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and options which do not so qualify, may be granted under the Plan.

ARTICLE II.

RESERVATION OF SHARES

    A total of 2,600,000 shares of the authorized but unissued Common Stock of the Company is reserved for issue upon the exercise of options granted under this Plan. If any option expires or terminates for any reason without having been exercised in full, the unpurchased shares covered thereby shall become available for additional options which may be issued to persons eligible under the Plan so long as it remains in effect. Shares reserved for issue as provided herein shall cease to be reserved upon termination of the Plan.

ARTICLE III.

ADMINISTRATION

      (a) The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee") which shall be appointed by the directors and which shall consist of two or more disinterested directors. A disinterested director is one who is ineligible to receive options under the Plan, and who has been ineligible to receive options under the Plan during the preceding 12 months. Vacancies in the Committee shall be filled by the Board.

      (b) The Committee shall have full power to construe and interpret the plan and to establish and amend rules and regulations for its administration, subject to the express provisions of the Plan.

      (c) The Committee shall determine which employees of the Company or of any Related Corporations shall be granted options hereunder, the number of shares for which each option shall be granted, and any limitations on the exercise of the option in addition to those imposed by this Plan. In determining the employees to whom options shall be granted and the number of shares to be covered by each option, the Committee shall apply such criteria as it determines appropriate from time to time. The maximum number of shares for which any employee may be granted options under the Plan in any calendar year shall be limited to 300,000 shares.

ARTICLE IV.

ELIGIBILITY

    An option may be granted to any officer or other key employee provided that any person to whom an option is granted shall be an employee of the Company or of a Related Corporation at the time an option is granted to him or her.

ARTICLE V.

PRICE

    The option price per share of stock, to be determined from time to time by the Committee, shall not be less than the fair market value of the stock on the date an option to purchase the same is granted. The fair market value of the stock as of any date in any month shall be the closing market price for the stock on the 15th day of such month, or on the trading day closest to the 15th if the stock does not trade on the 15th. If there is no closing market price for the stock, the Committee shall use such other information deemed appropriate by the Committee. No options shall be granted to any employee who at the time directly or indirectly owns more than ten percent of the combined voting power of all classes of stock of the Company or of a Related Corporation, unless the exercise price is not less than 110 percent of the fair market value of such stock on the date of grant, and unless the option is not exercisable more than five years after the date of grant.

ARTICLE VI.

CHANGES IN PRESENT STOCK

    In the event of a recapitalization, merger, consolidation, reorganization, stock dividend, stock split or other change in capitalization affecting the Company's present capital stock, appropriate adjustment may be made by the Committee in the number and kind of shares and the option price of shares which are or may become subject to options granted or to be granted hereunder.

ARTICLE VII.

EXERCISE OF OPTIONS

    An optionee shall exercise an option by delivery of a signed, written notice to the Company, specifying the number of shares to be purchased, together with payment of the full purchase price for the shares. The Company may accept payment from a broker on behalf of the optionee and may, upon receipt of signed, written instructions from the optionee, deliver the shares directly to the broker. The date of receipt by the Company of the final item required under this paragraph shall be the date of exercise of the option.

ARTICLE VIII.

OPTION PROVISIONS

    Each option granted under the Plan shall be evidenced by a Stock Option Agreement executed by the Company and the optionee, and shall be subject to the following terms and conditions, and such other terms and conditions as may be prescribed by the Committee:

      (a) Dollar Limitation.  Each option grant shall constitute an incentive stock option eligible for favorable tax treatment under Section 422 of the Code, provided that no more than $100,000 of such options (based upon the fair market value of the underlying shares as of the date of grant) can first become exercisable for any employee in any calendar year. To the extent any option grant exceeds the $100,000 dollar limitation, it shall constitute a nonqualified stock option. Each stock option agreement shall specify the extent to which it is an incentive and/or a nonqualified stock option. For purposes of applying the $100,000 limitation, options granted under this Plan and under all other plans of the Company and the Related Corporations which are qualified under Section 422 of the Code shall be included.

      (b) Payment.  The full purchase price of the shares acquired upon exercise of any option shall be paid in cash, by certified or cashier's check, or in the form of shares of the Company's Common Stock with a fair market value equal to the full purchase price and free and clear of all liens and encumbrances.

      (c) Exercise Period.  The period within which an option must be exercised shall be determined by the Compensation Committee at the time of grant. The exercise period shall be subject to a maximum of ten years, or five years for an employee who directly or indirectly owns more than ten percent of the combined voting power of all classes of stock of the Company or a Related Corporation. An option may not be exercised during the first year after the date of grant. The option shall become exercisable to the extent of 50 percent of the shares on the first anniversary of the date of grant and 100 percent of the shares on the second anniversary of the date of grant. To the extent exercisable, an option may be exercised in whole or in part. The Committee may impose different or additional conditions with respect to length of service which must be satisfied prior to exercise of all or any part of an option. For options granted on or after November 4, 1998, the Committee, in its discretion, may accelerate the vesting of any of such options while they remain outstanding.

    Outstanding options shall become immediately exercisable in full in the event that the Company is acquired by merger, purchase of all or substantially all of the Company's assets, or purchase of a majority of the outstanding stock by a single party or a group acting in concert.

      (d) Rights of Optionee Before Exercise.  The holder of an option shall not have the rights of a stockholder with respect to the shares covered by his or her option until such shares have been issued to him or her upon exercise of an option.

      (e) No Right to Continued Employment.  Nothing herein shall be construed to confer upon any optionee any right to continue in the employ of the Company or of any Related Corporation or to interfere in any way with the right of the Company or of any Related Corporation as employer to terminate his or her employment at any time, nor to derogate from the terms of any written employment agreement between such corporation and the optionee.

      (f)  Termination of Employment.  If the optionee's employment is terminated other than by death or for conduct which is contrary to the best interests of the Company, the optionee may, within one month of such termination, or within 90 days of such termination for options granted on or after June 8, 1994, exercise any unexercised portion of his or her option to the extent he or she was entitled to do so at the time of such termination.

    If termination of employment is effected by death of the optionee, the option, or any portion thereof, may be exercised to the extent the optionee was entitled to do so at the time of his or her death, by his or her executor or administrator or other person entitled by law to the optionee's rights under the option, at any time within six months subsequent to the date of death.

    If an optionee's employment is terminated by the Company for conduct which is contrary to the best interests of the Company, as determined by the Company in its sole discretion, the unexercised portion of the optionee's option shall expire automatically on the date of termination of his or her employment.

    Notwithstanding the foregoing, no option shall be exercisable subsequent to the date of expiration of the option term and no option shall be exercisable subsequent to the termination of the optionee's employment except as specifically provided in this paragraph (f).

      (g) Special Rule for California.  Notwithstanding paragraph (f), if a California optionee's employment is terminated, the optionee may, within six months of such termination for death or disability, or within 90 days for any other termination, exercise any unexercised portion of his or her option to the extent he or she was entitled to do so at the time of such termination. This provision shall apply only to options granted when the Common Stock is not exempt from registration in California pursuant to a NASDAQ/NMS exemption or otherwise.

      (h) Non-transferability of Option.  No option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and each option shall be exercisable during the optionee's lifetime only by optionee.

      (i)  Date of Grant.  The date on which the Committee approves the granting of an option shall be considered the date on which such option is granted.

ARTICLE IX.

RESTRICTIONS ON TRANSFER

    During any period in which the offering of the shares under the Plan is not registered under federal and state securities laws, the optionees shall agree in the Stock Option Agreement that they are acquiring shares under the Plan for investment purposes, and not for resale, and that the shares cannot be resold or otherwise transferred except pursuant to registration or unless, in the opinion of counsel for the Company, registration is not required.

    Any restriction upon shares acquired upon exercise of an option pursuant to the Plan and the Stock Option Agreement shall be binding upon the optionee and his or her heirs, executors, and administrators. Any stock certificate issued under the Plan which is subject to restrictions shall be endorsed so as to refer to the restrictions on transfer imposed by the Plan and by applicable securities laws.

ARTICLE X.

EFFECTIVE DATE OF PLAN

    The effective date of the Plan shall be April 28, 1993, the date of its original adoption by the Board of Directors of the Company.

ARTICLE XI.

TERMINATION OF THE PLAN

    The Plan shall terminate April 27, 2003, which is ten years after the date of its approval by the Board of Directors, unless sooner terminated by issuance of all shares reserved for issuance hereunder. No option shall be granted under the Plan after such termination date.

ARTICLE XII.

AMENDMENT OF THE PLAN

    The Board of Directors of the Company may at any time terminate the Plan, or make such modifications of the Plan as it shall deem advisable. No termination or amendment of the Plan may, without the consent of the optionees to whom any options shall theretofore have been granted, adversely affect the rights of such optionees under such options.

MICRO COMPONENT TECHNOLOGY, INC.

STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

(as amended through April 10, 2001)

ARTICLE I

PURPOSE

    The purpose of this Plan is to provide a means whereby Micro Component Technology, Inc. (the "Company") may be able, by granting options to purchase shares of the Company's Common Stock ("Common Stock"), to attract and retain qualified outside (non-employee) directors, and to motivate such directors, through an increased personal interest in the Company, to exert their best efforts on behalf of the Company, and thus to advance the interests of the Company and its shareholders.

ARTICLE II

RESERVATION OF SHARES

    A total of 450,000 shares of authorized but unissued Common Stock is reserved for issue upon the exercise of options granted under the Plan. If any option expires or terminates for any reason without having been exercised in full, the unpurchased shares covered thereby shall become available for additional options which may be issued to persons eligible under the Plan so long as it remains in effect. Shares reserved for issue as provided herein shall cease to be reserved upon termination of the Plan.

ARTICLE III

ADMINISTRATION

    The Plan shall be administered by the Board of Directors of the Company. The Board shall have full power to construe and interpret the Plan and to establish and amend rules and regulations for its administration, subject to the express provisions of the Plan. The Board may grant options under the Plan to any director who is not an employee of the Company.

ARTICLE IV

GRANT OF OPTIONS

    Each person who becomes an outside director of the Company after this Plan becomes effective shall automatically be granted an option to purchase 10,000 shares of Common Stock immediately upon first being appointed or elected as a director of the Company. Beginning in the 1996 calendar year, each outside director shall also automatically be granted an option to purchase 10,000 shares of Common Stock immediately upon each re-election as a director, or on the anniversary of the prior year's grant in any year in which there is no meeting of the shareholders at which directors are elected. In no event shall a director receive more than one grant in any fiscal year.

ARTICLE V

PRICE

    The option price per share of Common Stock, to be determined from time to time by the Board, shall be not less than the fair market value of such stock on the date an option to purchase the same is granted. The fair market value of the Common Stock as of any date shall be equal to the closing sale price of the Common Stock on the next preceding trading date as reported by the NASDAQ Small Cap

Market or National Market System, or any other market, system or exchange on which a majority of the trades in the Common Stock occur.

ARTICLE VI

CHANGES IN PRESENT STOCK

    In the event of a recapitalization, merger, consolidation, reorganization, stock dividend, stock split or other change in capitalization affecting the Company's present capital stock, appropriate adjustment may be made by the Board in the number and kind of shares and the option price of shares which are or may become subject to options granted or to be granted hereunder.

ARTICLE VII

EXERCISE OF OPTIONS

    An optionee shall exercise an option by delivery of a signed, written notice to the Company, specifying the number of shares to be purchased, together with payment of the full purchase price for the shares. The Company may accept payment from a broker on behalf of the optionee and may, upon receipt of signed, written instructions from the optionee, deliver the shares directly to the broker. The date of receipt by the Company of the final item required under this paragraph shall be the date of exercise of the option.

ARTICLE VIII

OPTION PROVISIONS

    Each option granted under the Plan shall be evidenced by a Stock Option Agreement executed by the Company and the optionee, and shall be subject to the following terms and conditions, and such other terms and conditions as may be prescribed by the Board:

      (a) Payment.  The full purchase price of the shares acquired upon exercise of any option shall be paid in cash, by certified or cashier's check, or in the form of shares of Common Stock with a fair market value equal to the full purchase price and free and clear of all liens and encumbrances.

      (b) Exercise Period.  The period within which an option must be exercised shall be the earlier of (i) ten years from the date of grant thereof, or (ii) the date which is one year after the director ceases to be a director for any reason. An option may not be exercised during the first year after the date of grant. The option shall become exercisable to the extent of 50 percent of the shares on the first anniversary of the date of grant and 100 percent of the shares on the second anniversary of the date of grant, provided the optionee is still a director on each such anniversary date. To the extent exercisable, an option may be exercised in whole or in part.

  A director who voluntarily declines to stand for re-election after the age of 60 shall not be required to exercise his or her options within one year after he or she ceases to be a director and shall continue to vest in his or her options after he or she ceases to be a director. In no event shall any of such director's options be exercisable more than ten years after the date of grant thereof.

  Outstanding options shall become immediately exercisable in full in the event that the Company is acquired by merger, purchase of all or substantially all of the Company's assets, or purchase of a majority of the outstanding stock by a single party or a group acting in concert.

      (c) Rights of Optionee Before Exercise.  The holder of an option shall not have the rights of a stockholder with respect to the shares covered by his or her option until such shares have been issued to him or her upon exercise of an option.

      (d) Non-transferability of Option.  No option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and each option shall be exercisable during the optionee's lifetime only by the optionee. In the event of the death of an optionee, the option, or any portion thereof, may be exercised to the extent the optionee was entitled to do so at the time of his or her death, by his or her personal representative.

ARTICLE IX

RESTRICTIONS ON TRANSFER

    During any period in which the offering of the shares under the Plan is not registered under federal and state securities laws, the optionees shall agree in the Stock Option Agreements that they are acquiring shares under the Plan for investment purposes, and not for resale, and that the shares cannot be resold or otherwise transferred except pursuant to registration or unless, in the opinion of counsel for the Company, registration is not required.

    Any restrictions upon shares acquired upon exercise of an option pursuant to the Plan and the Stock Option Agreement shall be binding upon the optionee and his or her heirs, executors, and administrators. Any stock certificate issued under the Plan which is subject to restrictions shall be endorsed so as to refer to the restrictions on transfer imposed by the Plan and by applicable securities laws.

ARTICLE X

EFFECTIVE DATE AND DURATION

    The plan shall become effective as of February 15, 1996, and shall continue in effect until February 15, 2006, unless earlier terminated by the Board of Directors pursuant to Article XI.

ARTICLE XI

AMENDMENT OR TERMINATION OF THE PLAN

    The Board of Directors of the Company may at any time terminate the Plan, or make such modifications of the Plan as it shall deem advisable, provided that the provisions relating to timing of option grants, size of grants, and exercise price cannot be amended more than once in any six-month period. In addition, the Board may not terminate the Plan or any options granted thereunder at the time of a merger or other acquisition of the Company, or within six months thereafter, without the consent of the optionees. No termination or amendment of the Plan may, without the consent of the optionees to whom any options shall theretofore have been granted, adversely affect the rights of such optionees under such options. Any option granted prior to the expiration or termination of the Plan shall continue in effect according to its terms.

MICRO COMPONENT
TECHNOLOGY, INC.

ANNUAL STOCKHOLDERS' MEETING

June 21, 2001

MICRO COMPONENT TECHNOLOGY, INC.	PROXY

The undersigned stockholder of Micro Component Technology, Inc. ("MCT"), does hereby constitute and appoint Roger Gower, President and Chief Executive Officer, and Jeffrey Mathiesen, Vice President and Chief Financial Officer, as his or her proxy, with full power of substitution, to attend the Annual Meeting of the Stockholders of MCT to be held at 3:30 p.m. on Thursday, June 21, 2001 at the Marquette Hotel, Minnesota River Room, 710 Marquette Avenue, Minneapolis, Minnesota, or any continuation or adjournment thereof, with full power to vote and act for the undersigned, in his or her name, and to vote all stock of MCT held by him or her, to the same extent and with the same effect as the undersigned, in the manner specified below. The undersigned hereby revokes any other proxy previously given by him or her.

See reverse for voting instructions.

COMPANY # CONTROL #

\*/ Please detach here \*/

The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4.

1.	ELECTION OF DIRECTORS:	Roger E. Gower D. James Guzy Donald R. VanLuvanee Dr. Sheldon Buckler	Donald J. Kramer David M. Sugishita Patrick Verderico	/ /	FOR all nominees listed (except as specified to the contrary below).	/ /	AGAINST all nominees listed.
To withhold authority to vote for any individual nominee, write that nominee's name here:
2.	To approve an amendment to the Incentive Stock Option Plan to increase the number of shares reserved for issuance under the Plan from 2,300,000 to 2,600,000 shares.	/ /	For	/ /	Against	/ /	Abstain
3.	To approve an amendment to the Stock Option Plan for Outside Directors to increase the number of shares reserved for issuance under the Plan from 300,000 to 450,000 shares.	/ /	For	/ /	Against	/ /	Abstain
4.	In their discretion on any other matter that may properly come before the meeting or any adjournment or adjournments thereof.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
Address Change? Mark Box / / Indicate changes below:		Date					, 2001.

Please date and sign above exactly as name appears at the left, indicating, where appropriate, official capacity. If stock is held in joint tenancy, each joint owner must sign.

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GENERAL
OUTSTANDING SHARES AND VOTING RIGHTS
PROPOSAL 1 ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
STOCK PERFORMANCE GRAPH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT ACCOUNTANTS
PROPOSAL 2 APPROVAL OF AMENDMENT TO INCENTIVE STOCK OPTION PLAN
PROPOSAL 3 APPROVAL OF AMENDMENT TO STOCK OPTION PLAN FOR OUTSIDE DIRECTORS
OTHER BUSINESS
PROPOSALS OF STOCKHOLDERS
MICRO COMPONENT TECHNOLOGY, INC. AUDIT COMMITTEE CHARTER
MICRO COMPONENT TECHNOLOGY, INC. CORE AGENDA FOR AUDIT COMMITTEE
MICRO COMPONENT TECHNOLOGY, INC. INCENTIVE STOCK OPTION PLAN (as amended through April 10, 2001)
ARTICLE I. PURPOSE
ARTICLE II. RESERVATION OF SHARES
ARTICLE III. ADMINISTRATION
ARTICLE IV. ELIGIBILITY
ARTICLE V. PRICE
ARTICLE VI. CHANGES IN PRESENT STOCK
ARTICLE VII. EXERCISE OF OPTIONS
ARTICLE VIII. OPTION PROVISIONS
ARTICLE IX. RESTRICTIONS ON TRANSFER
ARTICLE X. EFFECTIVE DATE OF PLAN
ARTICLE XI. TERMINATION OF THE PLAN
ARTICLE XII. AMENDMENT OF THE PLAN
MICRO COMPONENT TECHNOLOGY, INC. STOCK OPTION PLAN FOR OUTSIDE DIRECTORS (as amended through April 10, 2001)
ARTICLE I PURPOSE
ARTICLE II RESERVATION OF SHARES
ARTICLE III ADMINISTRATION
ARTICLE IV GRANT OF OPTIONS
ARTICLE V PRICE
ARTICLE VI CHANGES IN PRESENT STOCK
ARTICLE VII EXERCISE OF OPTIONS
ARTICLE VIII OPTION PROVISIONS
ARTICLE IX RESTRICTIONS ON TRANSFER
ARTICLE X EFFECTIVE DATE AND DURATION
ARTICLE XI AMENDMENT OR TERMINATION OF THE PLAN